Advisory Research Emerging Markets Opportunities Fund
A series of Investment Managers Series Trust

Supplement dated October 24, 2013
To the Statement of Additional Information dated February 28, 2013

Notice to Prospective Shareholders of Advisory Research Emerging Markets Opportunities Fund (the “Fund”):

The following supplements the disclosure in the section entitled “Investment Strategies and Policies - Additional Information Regarding the Funds’ Investments” in the Statement of Additional Information:

Participatory Notes (Advisory Research Emerging Markets Opportunities Fund).  The Fund may invest in participatory notes (“P-Notes”).  P-Notes are unsecured, bearer securities typically issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market (for example, the shares of a company incorporated in India and listed on the Bombay Stock Exchange) while not holding the actual shares of the underlying security.  The Fund may purchase P-Notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange.  P-Notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares.

The terms of P-Notes vary widely.  P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants.  While the holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends or other distributions paid in connection with the underlying security, the holder of a P-Note generally is not entitled to the same rights, such as voting rights, as a direct owner of the underlying security.  P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them.  Therefore, an investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a P-Note’s performance may differ from the underlying security’s performance.  The Fund must rely on the creditworthiness of the counterparty (i.e., bank or broker-dealer) issuing the P-Notes for its investment returns on the P-Notes and would have no rights against the issuer of the underlying security.  Therefore, if such counterparty were to become insolvent, the Fund would lose its investment.  The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers.  Issuers of P-Notes may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events.

P-Notes involve transaction costs in addition to those applicable to a direct investment in securities.  There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security.  P-Notes are not traded on exchanges, are privately issued and may be considered illiquid.  To the extent a P-Note is determined to be illiquid, it will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Please file this Supplement with your records.